Fees Summary	Oct. 07, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 2,222.37
Total Fee Amount	797.20
Total Transaction Valuation	5,207,038.94
Total Offset Amount	0.00
Net Fee	$ 0.00